UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2026 (September 8, 2026)

The Williams Companies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Williams Center
Tulsa, Oklahoma	74172-0172
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 573-2000

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	WMB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On September 8, 2026, The Williams Companies, Inc. (the “Company”) issued a press release announcing that it had priced the Offering (as defined below). A copy of the press release is furnished and attached as Exhibit 99.1 hereto and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information furnished under this Item 7.01 on this Current Report on Form 8-K and Exhibit 99.1 attached hereto are deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 8.01. Other Events.

On September 8, 2026, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., Mizuho Securities USA LLC, Morgan Stanley & Co. LLC and SMBC Nikko Securities America, Inc., as representatives of the underwriters named in Schedule 1 thereto, with respect to the offering and sale in an underwritten public offering (the “Offering”) of $500 million aggregate principal amount of its 5.000% Senior Notes due 2029 (the “2029 Notes”), $1.0 billion aggregate principal amount of its 5.600% Senior Notes due 2033 (the “2033 Notes”), $750 million aggregate principal amount of its 5.800% Senior Notes due 2036 (the “2036 Notes”) and $500 million aggregate principal amount of its 6.400% Senior Notes due 2056 (the “2056 Notes” and, together with the 2029 Notes, the 2033 Notes and the 2036 Notes, the “Notes”). The Underwriting Agreement is filed as Exhibit 1.1 to this report.

The Offering has been registered under the Securities Act pursuant to a registration statement on Form S-3 (Registration No. 333-277232) of the Company (the “Registration Statement”) and the prospectus supplement dated September 8, 2026 and filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act on September 9, 2026. The Offering is expected to close on September 10, 2026. The legal opinion of Gibson, Dunn & Crutcher LLP related to the Offering pursuant to the Registration Statement is filed as Exhibit 5.1 to this report.

The Notes will be issued pursuant to an Indenture, dated as of December 18, 2012, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by the Fourteenth Supplemental Indenture (the “Supplemental Indenture”), to be dated as of September 10, 2026, between the Company and the Trustee. The Notes will each be represented by a global security, the applicable forms of which are included as exhibits to the Supplemental Indenture. The form of Supplemental Indenture and the forms of the Notes are filed as Exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated September 8, 2026, by and among The Williams Companies, Inc. and Citigroup Global Markets Inc., Mizuho Securities USA LLC, Morgan Stanley & Co. LLC and SMBC Nikko Securities America, Inc., as representatives of the underwriters named in Schedule 1 thereto.

4.1	Form of Fourteenth Supplemental Indenture, to be dated September 10, 2026, between The Williams Companies, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	Form of 5.000% Senior Notes due 2029 (included in Exhibit 4.1).

4.3	Form of 5.600% Senior Notes due 2033 (included in Exhibit 4.1).

4.4	Form of 5.800% Senior Notes due 2036 (included in Exhibit 4.1).

4.5	Form of 6.400% Senior Notes due 2056 (included in Exhibit 4.1).

5.1	Opinion of Gibson, Dunn & Crutcher LLP relating to the Offering.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1).

99.1	Press Release dated September 8, 2026.

104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document (contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILLIAMS COMPANIES, INC.

Dated: September 10, 2026	By:	/s/ Robert E. Riley, Jr.
Robert E. Riley, Jr.
Vice President and Assistant General Counsel – Corporate Secretary and Labor, Employment and Benefits